SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                            FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934


                  Date of Report: June 5, 2000


                      WESTVACO CORPORATION
     (Exact name of registrant as specified in its charter)



    DELAWARE                   1-3013             13-1466285
  (State or other           (Commission        (I.R.S. Employer
 jurisdiction             File Number)      Identification No.)
                        of incorporation)



       299 PARK AVENUE, NEW YORK, NEW YORK           10171
    (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code
                         (212) 688-5000






Item 5.   Other Events.

          On June 5, 2000, pursuant to a resolution of the Board of Directors adopted on November 23, 1999, and the approval of the management of Westvaco Corporation (the "Company") on May 31, 2000, the Company issued $$400,000,000 in notes comprised of $200,000,000 aggregate principal amount of Floating Rate Notes due June 5, 2003 and $200,000,000 aggregate principal amount of 8.40% Notes due June 1, 2007 in an underwritten public offering. This amount is part of a total of $800,000,000 covered under a Registration Statement on Form S-3 (Registration No. 333-91635) and under a related Prospectus dated November 30, 1999. The issuance of a total of $400,000,000 of notes in two series, as approved on May 31, 2000, is covered in addition by a related Prospectus Supplement dated May 31, 2000.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (c)  Exhibits.

          The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

          Exhibit 1, Form of Underwriting Agreement.

          Exhibit 4(a), Indenture dated as of March 1, 1983 between Westvaco Corporation and Irving Trust Company (now The Bank of New York). Trustee (incorporated by reference to the Company's Registration Statement on form 8-A (File No. 1-3013) dated January 24, 1984).

          Exhibit 4(b)(1), Form of Floating Rate Note due June 5,
          2003.

          Exhibit 4(b)(2), Form of 8.40% Note due June 5, 2007.


               SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    WESTVACO CORPORATION

                    By

                         John W. Hetherington
                         Secretary and Assistant General Counsel
                         June 5, 2000




           EXHIBIT INDEX

                                                         Page No.


     Exhibit 1, Form of Underwriting Agreement.

     Exhibit 4(a). Indenture dated as of March 1, 1983 between Westvaco Corporation and Irving Trust
     Company (now The Bank of New York). Trustee (incorporated by reference to the Company's Registration Statement on form 8-A (File No. 1-3013) dated January 24, 1984).

     Exhibit 4(b)(1), Form of Floating Rate Note due June 5,
     2003.

     Exhibit 4(b)(2), Form of 8.40% Note due June 5, 2007.